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                                                                     EXHIBIT 4.1

              [LOGO CHANGEPOINT CORPORATION]


Number                                           Common
                                                 Shares

                             CHANGEPOINT CORPORATION
             INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

                                                               CUSIP 15910Q 10 9


THIS CERTIFIES THAT

is the registered holder of
                   FULLY PAID AND NON-ASSESSABLE COMMON SHARES
                    WITHOUT PAR VALUE OF THE CAPITAL STOCK OF

                             CHANGEPOINT CORPORATION
transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

     The class or series of shares represented by this Certificate has rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to the holder, on demand and without charge, a full copy of the text of,


(i) the rights, privileges, restrictions and conditions attached to the said shares and to each class authorized to be issued and to each series insofar as the same have been fixed by the directors, and

(ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series, if applicable.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

                DATED:
COUNTERSIGNED AND REGISTERED
AMERICAN SECURITIES TRANSFER     Denver
TRUST, INC.                     New York
TRANSFER AGENT AND REGISTRAR
                                                                   "Gerry Smith"
                                                                       PRESIDENT


                                                                   "John Anhang"
                                                                       SECRETARY
BY:
                 AUTHORIZED OFFICER


TRANSFERS OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE EFFECTED AT AMERICAN SECURITIES TRANSFER & TRUST, INC. IN THE CITIES OF DENVER AND NEW YORK.


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                          PLEASE INSERT SOCIAL INSURANCE, SOCIAL SECURITY OR TAX
                                  IDENTIFICATION NUMBER OF TRANSFEREE



                        (Name and address of transferee)



                                                                          shares
registered in the name of the undersigned on the books of the Corporation named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints the attorney


of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

DATED:

         (Signature of Witness)      (Signature of Shareholder)




Printed in Canada